UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2008

THE COAST DISTRIBUTION SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9511	94-2490990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Woodview Avenue, Morgan Hill, California	95037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 782-6686

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Appointment of Principal Officers.

Effective April 7, 2008, Jim Musbach, who is and since September 2006 has been the Company’s President and Chief Operating Officer, was appointed as Chief Executive Officer of the Company. Mr. Musbach, who will retain his position as President of the Company, was appointed as CEO by and will serve at the pleasure of the Board of Directors. Thomas R. McGuire, the Company’s Chairman and previous CEO, will continue to serve as Executive Chairman of the Company, as well as continuing as Chairman of the Board of Directors.

In his position as President and Chief Operating Officer, Mr. Musbach, 58, has been responsible for the strategic and operational leadership of the Company with a focus on sales, marketing and product development. Mr. Musbach also is a member of the Company’s Board of Directors.

Mr. Musbach was employed as Executive Vice President of Raytek Corporation, a manufacturer of infrared non-contact temperature measurement tools, sensors and systems, from 1995 until 2004. While at Raytek, Mr. Musbach also served as General Manager of Raytek’s Portable Products Division and, in that capacity, directed that Division’s global operations. From 1994 until 1995, when he was hired by Raytek, Mr. Musbach served as President of The Coast Distribution System, during which period he focused primarily on the expansion of the Company’s product line and on the Company’s marketing strategy and programs.

Item 7.01	Regulation FD Disclosure.

Mr. Musbach’s appointment as CEO was announced in a press release issued by the Company on April 8, 2008. A copy of that press release is attached as Exhibit 99.1 to and incorporated by this reference into this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, along with the related statements made in the press release attached as Exhibit 99.1 to this Report, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and such information and statements shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release announcing appointment of Jim Musbach as CEO of The Coast Distribution System, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COAST DISTRIBUTION SYSTEM, INC.

Date: April 9, 2008	By:	/s/ SANDRA A. KNELL
Sandra A. Knell, Executive Vice President & Chief Financial Officer

S-1

INDEX TO EXHIBITS

Exhibit No.	Exhibit Description

99.1	Press Release announcing appointment of Jim Musbach as CEO of The Coast Distribution System, Inc.

E-1